EXHIBIT 23(b)
                                                                   -------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our reports and all references to our Firm included in or made a part of this registration statement.


                                                     ARTHUR ANDERSEN LLP





October 24, 1996



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